UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2017

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

MetLife, Inc. (“MetLife”) announced today that it has increased the consent fee and extended its solicitation of consents (the “Consent Solicitation”) from the holders of its outstanding junior subordinated debt and MetLife Capital Trust IV’s trust securities listed below (the “Securities”).

Outstanding Principal/ Liquidation Amount	Description of Securities	CUSIP Number	New Consent Fee per $1,000 in Principal/ Liquidation Amount
$1,250,000,000	6.40% Fixed-to-Floating Rate Junior Subordinated Debentures due 2066	59156RAP3	$10.00
$700,000,000	7.875% Fixed-to-Floating Rate Exchangeable Surplus Trust Securities (“X-SURPs”) of MetLife Capital Trust IV (exchangeable into 7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067) (“2067 JSDs”)	591560AA5	$10.00
$750,000,000	9.250% Fixed-to-Floating Rate Junior Subordinated Debentures due 2068	59156RBS6	$10.00
$500,000,000	10.750% Fixed-to-Floating Rate Junior Subordinated Debentures due 2069	59156RAV0	$10.00

MetLife has increased the consent fee from $2.50 to $10.00 per $1,000 principal/liquidation amount of Securities for which consents are validly delivered (and not properly revoked) and has extended the expiration date of the Consent Solicitation from 5:00 p.m., New York City Time, on August 23, 2017, to 5:00 p.m., New York City time, on August 25, 2017, unless further extended or terminated by MetLife in its sole discretion (such date and time, as the same may be further extended, the “Expiration Date”).

The Consent Solicitation is being made solely on the terms and subject to the conditions set forth in the Consent Solicitation Statement, dated August 10, 2017, as amended hereby (the “Statement”) and the related Consent Form. Full details of the terms and conditions of the Consent Solicitation are set forth in the Statement, and the related Consent Form.

The purpose of the Consent Solicitation is to change interest payment tests in the supplemental indentures relating to the Securities (the “Indentures”). The changes would avoid potential interest payment restrictions relating to the Securities that could occur as a result of MetLife’s spin-off of Brighthouse Financial, Inc., which was completed on August 4, 2017 (the “Proposed Amendments”). If the interest payment tests in the Indentures are not satisfied, MetLife would be required to exchange the X-SURPs for 2067 JSDs, sell MetLife common stock to satisfy its interest payment obligations under the Indentures, and may only be able to make interest payments on the Securities to the extent of net proceeds from the sale of MetLife common stock and certain warrants received by MetLife during the 180 days prior to an interest payment date.

The Consent Solicitation is being made to the holders of each series of Securities as of 5:00 p.m., New York City time, on August 9, 2017 (the “Record Date”). The consent of holders of at least a majority in aggregate principal or liquidation amount, as applicable, of a series of Securities outstanding as of the Record Date is required to approve the Proposed Amendment with respect to that series of Securities (the “Requisite Consents”). The Proposed Amendments will be effected by a new supplemental indenture with respect to each series of Securities, which will be executed after receipt of the Requisite Consents, subject to satisfaction or waiver of the conditions to the effectiveness of the Proposed Amendments as more fully described in the Statement.

If MetLife receives the Requisite Consents with respect to each series of Securities on or prior to the Expiration Date, and the other conditions to the effectiveness of the Proposed Amendments are satisfied or waived, promptly after the Expiration Date, MetLife will pay a consent fee, as set forth in the above table, to the tabulation agent for the benefit of registered holders of Securities (“Holders”) as of the Record Date that have validly delivered (and not validly revoked) a properly completed consent form on or prior to the Expiration Date. MetLife may, in its sole discretion, terminate, abandon, further extend or amend the Consent Solicitation as described in the Statement.

If, however, all conditions to the effectiveness of the Proposed Amendments with respect to one or more series of Securities are not satisfied or waived, but all conditions to the Consent Solicitation with respect to the other series of Securities are satisfied or waived, then in MetLife’s sole discretion, on the second business day following the Expiration Date, or as promptly as practicable thereafter, MetLife will pay to the tabulation agent for the benefit of the Securities the applicable consent fee for the series of Securities as to which such conditions are so satisfied or waived.

MetLife has appointed Global Bondholder Services Corporation as information agent and tabulation agent with respect to the Consent Solicitation. Requests for documents should be directed to Global Bondholder Services Corporation at: (212) 430-3774 (banks and brokers) or (866) 470-3900 (toll free). MetLife has also retained Goldman Sachs & Co. LLC as solicitation agent with respect to the Consent Solicitation. Questions concerning the terms of the Consent Solicitation should be directed to Goldman Sachs & Co. LLC at (800) 828-3182 (toll free) or (212) 357-1452 (collect).

Important Notice

This Report on Form 8-K is for informational purposes only and does not constitute either an offer to sell or a solicitation of consents or an offer to buy or sell any security in any jurisdiction. This announcement is also not a solicitation of consents with respect to the Proposed Amendments or any securities. No recommendation is being made by MetLife, the Information Agent, the Solicitation Agent, the trustee under the Indentures, the trustees of MetLife Capital Trust IV or any of their respective affiliates as to whether Holders of the Securities should consent to the Proposed Amendments, and no one has been authorized by any of them to make such a recommendation. Each Holder must make its own decision as to whether to give its consent.

The Consent Solicitation is not being made in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable state or foreign securities or “blue sky” laws.

THE CONSENT SOLICITATION IS BEING MADE ONLY PURSUANT TO THE CONSENT SOLICITATION STATEMENT AND THE CONSENT FORM THAT THE INFORMATION AGENT IS DISTRIBUTING TO HOLDERS. HOLDERS SHOULD CAREFULLY READ THE CONSENT SOLICITATION STATEMENT AND CONSENT FORM PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE CONSENT SOLICITATION, BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE CONSENT SOLICITATION.

Cautionary Note Regarding Forward-Looking Statements

This Report on Form 8-K may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” “continuing,” “potential,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife’s most recent Annual Report on Form 10-K (the “Annual Report”) filed with the U.S. Securities and Exchange Commission (the “SEC”), any Quarterly Reports on Form 10-Q filed by MetLife with the SEC after the date of the Annual Report under the captions “Note Regarding Forward-Looking Statements” and “Risk Factors,” and other filings MetLife makes with the SEC. MetLife does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife makes on related subjects in reports to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Stephen W. Gauster
Name: Stephen W. Gauster
Title: Senior Vice President and Interim General Counsel

Date: August 23, 2017

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